Revolving Credit Facility	6 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Revolving Credit Facility	Revolving Credit FacilityOn February 9, 2023, Endava announced the successful closing of a £350 million unsecured, multicurrency revolving credit facility. This facility is for general business purposes, including future capital investments and development activities. The facility replaced Endava’s previous unsecured revolving credit facility of £200 million, which was due to expire on October 12, 2024. It also provides for uncommitted accordion options for up to an aggregate of £150 million in additional borrowing and has two renewal options for one year each. In February 2024, Endava entered into an extension option extending the maturity date of the facility to February 2027. In February 2025, Endava exercised the second extension option in relation to £255 million, further extending the maturity date of that part of the facility to February 2028.